Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     In connection with the Quarterly Report of Advanced Neuromodulation Systems, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, F. Robert Merrill III, Chief Financial Officer of the Company, certify to the best of my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate, effective as of November 2, 2005.

/s/ F. Robert Merrill III

Name: F. Robert Merrill III
Title: Chief Financial Officer